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                                                                    EXHIBIT 10.1

                     NINTH AMENDMENT TO MANAGEMENT AGREEMENT


         THIS NINTH AMENDMENT TO MANAGEMENT AGREEMENT (the "Ninth Amendment") is entered into as of this 27th day of September, 2002, by and between Silverleaf Club, a Texas non-profit corporation, f/k/a Master Club, f/k/a Master Endless Escape Club ("Silverleaf Club"), and Silverleaf Resorts, Inc., a Texas corporation, f/k/a Silverleaf Vacation Club, Inc., f/k/a Ascension Capital Corporation, successor by merger to Ascension Resorts, Ltd. ("Manager").


                                    RECITALS

         WHEREAS, Silverleaf Club and Manager entered into that certain Management Agreement dated as of the 28th day of March, 1990 (the "Management Agreement"), for purposes of establishing certain management services to be provided by Manager to Silverleaf Club and certain resorts, as designated in the Management Agreement; and

         WHEREAS, on December 28, 1993, Silverleaf Club and Manager executed that certain First Amendment to Management Agreement effective as of January 1, 1993 (the "First Amendment") to modify the compensation payable to Manager under the Management Agreement and to amend certain other provisions of the Management Agreement; and

         WHEREAS, on December 31, 1997, Silverleaf Club and Manager executed that certain Second Amendment to Management Agreement (the "Second Amendment") to provide for the addition of two (2) additional Resorts to be subject to the Management Agreement; and

         WHEREAS, on December 31, 1997, Silverleaf Club and Manager executed that certain Third Amendment to Management Agreement (the "Third Amendment") to provide for the addition of the New Units at Oak N'Spruce Resort, to be subject to the Management Agreement; and

         WHEREAS, on December 3, 1998, Silverleaf Club and Manager executed that certain Fourth Amendment to Management Agreement (the "Fourth Amendment") to make Manager responsible for the administration and management of all Units at Oak N'Spruce Resort, not just the New Units; and

         WHEREAS, on January 20, 1999, Silverleaf Club and Manager executed that certain Fifth Amendment to Management Agreement (the "Fifth Amendment") to provide for Apple Mountain Resort located in Habersham County, Georgia to be subject to the Management Agreement; and

         WHEREAS, on January 20, 1999, Silverleaf Club and Manager executed that certain Sixth Amendment to Management Agreement (the "Sixth Amendment") to provide for Silverleaf's Seaside Resort located in Galveston County, Texas to be subject to the Management Agreement; and

         WHEREAS, on January 20, 1999, Silverleaf Club and Manager executed that certain Seventh Amendment to Management Agreement (the "Seventh Amendment") to provide for Beech Mountain Resort located in Luzerne County, Pennsylvania to be subject to the Management Agreement; and





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         WHEREAS, on March 9, 1999, Silverleaf Club and Manager executed that certain Eighth Amendment to Management Agreement in order to extend the term of the Management Agreement; and

         WHEREAS, Silverleaf Club and Manager now desire to further amend the Management Agreement to modify paragraph 7 of the Management Agreement with respect to the compensation payable to the Manager;

         NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Silverleaf Club and Manager hereby agree as follows:

         A. Paragraph 7 of the Management Agreement is hereby deleted in its entirety and shall be replaced with the following new paragraph 7:

         7. Compensation to Manager. As compensation for Manager's services hereunder, Manager is entitled to retain for its own account during each calendar year during the term of this Agreement an amount equal to the lesser of (a) fifteen percent (15%) of the Gross Revenues (as defined hereinbelow) for the year or (b) the amount by which the Gross Revenues for the year exceed the total of (i) all accrued expenses of any kind whatsoever ("Expenses") incurred by the Resorts during the year (exclusive of any fees paid or payable to the Silverleaf Club by the Resorts) and incurred by the Silverleaf Club during the year in performing its duties and obligations under the Silverleaf Club Agreement and (ii) the total of all unpaid Shortfalls for any preceding years commencing after December 31, 1992 (as defined hereinbelow). As used herein, the term "Expenses" shall include the total amount of all funds collected from members at the Clubs and set aside in a special account by Silverleaf Club to be used solely for the refurbishment and replacement of buildings and amenities at the Resorts. If in any year commencing after December 31, 1992, the compensation paid to Manager pursuant to this Agreement (exclusive of any amounts for prior Shortfalls) does not equal fifteen percent (15%) of the Gross Revenues for the year then an additional amount equal to the difference between
                  (x) 15% of the Gross Revenues for such year and (y) the amount of compensation actually paid to Manager (exclusive of any amounts for prior Shortfalls) for such year (the "Shortfall") shall be payable to Manager in any subsequent year or years in which the Gross Revenues for such year or years are more than sufficient to pay all Expenses and all prior unpaid Shortfalls, until such Shortfall is fully paid out of such excess Gross Revenues. As used herein, the term Gross Revenues shall mean the amount of all dues, assessments, late charges and any other amounts accrued by Manager from the members of the Clubs pursuant to paragraph 4(a) hereinabove, plus (ii) the



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                  amount of income generated by the Resorts and accrued by
                  Manager pursuant to paragraph 4(b) hereinabove. Such accruals shall be determined by Manager in its reasonable discretion using its normal accounting practices. The amount payable hereunder to Manager shall be paid in approximately equal monthly installments throughout the year based on the annual budget of the Silverleaf Club, as adjusted from time to time throughout the year, with final adjustments being made as of December 31 of the year to determine the exact amount due and payable to Manager for the year under the preceding provisions. After such final adjustments are made, any balance due Manager shall be promptly paid, and any overpayment shall be promptly repaid by Manager.

         B. Except as expressly amended hereby, the original terms and conditions of the Management Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment are hereby ratified and confirmed by Silverleaf Club and Manager. This Ninth Amendment inures to the benefit, and is binding upon, the Silverleaf Club and Manager and their respective successors, legal representatives, and assigns.

         C. This Ninth Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and all such counterparts shall be deemed one and the same instrument.

         EXECUTED the 27th day of September, 2002.

                               SILVERLEAF CLUB:
                               ----------------

                               SILVERLEAF CLUB, a Texas non-profit corporation

                               By:      /s/ ROBERT E. LEVY
                                  ---------------------------------------------
                               Name:    Robert E. Levy
                                    -------------------------------------------
                               Its:     President
                                   --------------------------------------------



                               MANAGER:
                               --------

                               SILVERLEAF RESORTS, INC., a Texas corporation


                               By:      /s/ HARRY J. WHITE, JR.
                                  ---------------------------------------------
                               Name:     Harry J. White, Jr.
                                    -------------------------------------------
                               Its:     CFO
                                   --------------------------------------------


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